AMENDMENT NO. 1
                                        TO THE
                  AMENDED AND RESTATED AVONDALE SERVICES CORPORATION
                        EXECUTIVE GROUP INSURANCE BENEFIT PLAN
                                         AND
                               SUMMARY PLAN DESCRIPTION


                                       PREAMBLE

               Avondale Services Corporation (the "Company") maintains the Avondale Services Corporation Executive Group Insurance Benefit Plan pursuant to a plan document effective October 1, 1997 (the "Plan").

               The Board of Directors of Avondale Services Corporation hereby desires to clarify and amend the Plan in the following respect:

                                          I.

               The following paragraph is added to Article II under the description of Employee Life:

                         If  a  Participant  is  still  employed  upon
                    reaching age 70, such Participant's life insurance coverage shall be reduced by 1/2.


                                         II.

               The coverage for Dependent Life in Article II is limited to a Participant's spouse. The following paragraph is added to the description of Dependent Life:

                         Coverage  shall  be reduced  by  1/2  upon  a
                    Participant's spouse reaching age 70 and shall terminate when the Participant ceases to be employed by the Company.

               Executed in Avondale,  Louisiana  this   23rd  day of March,
          1998.


          WITNESSES:                         AVONDALE SERVICES CORPORATION


          /s/ Jackie H. Walker               By:  /s/ Thomas M. Kitchen
          --------------------                    ---------------------
          /s/ Joy T. Rinaldi                          Thomas M. Kitchen
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